Exhibit 10.13

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement (this “Amendment”), dated as of March 31, 2017 (the “Effective Date”), is entered into by and among Qumu Corporation, a Minnesota corporation (“Borrower”), Qumu, Inc., a California corporation (“Guarantor”), HCP-FVD, LLC, a Delaware limited liability company, as Lender (“Lender”) and Hale Capital Partners, LP, as administrative agent for the Lenders under the Credit Agreement referred to below (“Administrative Agent”).

RECITALS

A.    Borrower, Guarantor, Lender and Administrative Agent are parties to that certain Term Loan Credit Agreement dated as of October 21, 2016 (as amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement) and the other Loan Documents executed in connection therewith.

B.    Borrower has requested that Lenders and Administrative Agent agree to amendments to the Credit Agreement and Lenders have agreed to do so pursuant to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    Amendment. Subject to the terms and conditions set forth herein, effective as of the Effective Date, the Credit Agreement is hereby amended as follows:

(a)     The definition of “Extraordinary Receipts” found in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Extraordinary Receipts” means any cash received by or paid to or for the account of any Loan Party not in the ordinary course of business, including without limitation, amounts received in respect of indemnity obligations of a seller under any purchase or acquisition document, foreign, United States, state or local tax refunds.

(b)     Section 5.1 of the Credit Agreement is amended and restated in its entirety to read as follows:

5.1    Prepayment Fee. Borrower agrees that if the Term Loan is prepaid at any time, in whole or in part, for any reason (whether by voluntary prepayment by Borrower, by reason of the occurrence of an Event of Default or the acceleration of the Term Loans, including upon the occurrence of an insolvency proceeding of any Loan Party, or otherwise), or if the Term Loans shall become accelerated and due and payable in full, Borrower shall pay to Administrative Agent, for the account the account of the Lenders in accordance with their Pro Rata Share, as compensation for the costs of Administrative Agent and Lenders making funds available to Borrower under this Agreement, a prepayment fee (each, a “Prepayment Fee”) calculated in accordance with this Section

5.1. Each Prepayment Fee shall be equal to an amount determined by multiplying (i) the principal amount prepaid by (ii) 10%.

(c)     Section 6.1.2(a)(i) of the Credit Agreement is amended and restated in its entirety to read as follows:

(i) Concurrently with the receipt by any Loan Party of any Net Cash Proceeds from any Asset Disposition, in an amount equal to 100% of such Net Cash Proceeds.
(d)    Section 11.13.2 of the Credit Agreement is amended and restated in its entirety to read as follows:

11.13.2    Minimum Eligible Accounts and Cash. Not permit the sum of (x) the cash denominated in Dollars (which is held by the Loan Parties in compliance with the terms in Section 10.10 of this Agreement in a deposit account in the United States) and (y) the face amount of Eligible Accounts (which are reduced by a prorated allocation of the current outstanding balance of Allowance for Doubtful Accounts general reserve) as of the last day of any fiscal month to be less than 118% of the outstanding Obligations.

(e)    Section 11.13.4 of the Credit Agreement is amended and restated in its entirety to read as follows:

11.13.4    Minimum Core Bookings. Not permit the sum of Core Bookings as of the last day of any Computation Period to be less than (i) with respect to Computation Periods ending prior to June 30, 2018, $8,000,000 for such Computation Period, and (ii) with respect to Computation Periods ending on and after June 30, 2018, $10,000,000. For the purpose of calculating such Core Bookings, Core Bookings shall be reduced by the aggregate amount of any reversals and negative adjustments affecting Core Bookings in such Computation Period.

2.    Estoppel, Acknowledgement and Reaffirmation. Borrower hereby acknowledges and agrees that, as of the Effective Date, the aggregate principal amount of the Obligations was not less than $8,000,000 plus accrued and unpaid interest for the current month, and accruing interest, fees and charges thereon, all of which amounts constitute valid and subsisting obligations of Borrower to Lenders, that are not subject to any credits, offsets, defenses, claims, counterclaims or adjustments of any kind. Except as specifically set forth herein, nothing in this Amendment waives, amends or modifies any term of the Credit Agreement or any other Loan Documents, all of which are ratified and confirmed and remain in full force and effect. In addition, nothing in this Amendment shall be deemed or construed to be a satisfaction, novation or release of the Credit Agreement, the other Loan Documents or any of the Obligations. The foregoing amendments shall not be deemed to modify or affect the obligations of the Loan Parties to comply with each and every other obligation, covenant, duty or agreement under the Credit Agreement and the other Loan Documents. The foregoing amendments shall not be construed to in any way obligate Administrative Agent or Lender to amend, consent to or waive any other matter, any Default or Event of Default under the Credit Agreement or the other Loan Documents that have occurred or that may occur from and after the date hereof. In furtherance of the foregoing, the Loan Parties, as debtors, grantors, pledgors, guarantors, assignors, or in other similar capacities in which such parties grant Liens or security interests in their properties or otherwise act as accommodation parties or guarantors, as the case may be, under the Loan Documents, hereby ratify and reaffirm all of their payment and performance obligations and obligations to indemnify, contingent or otherwise, under each of the Loan Documents to which it is a party, and ratify and reaffirm their grants of Liens on or security interests in their properties pursuant to the Loan Documents to which they are a party, respectively, as security for the Obligations under or with respect to the Credit Agreement and the other Loan Documents, and confirm and agree that such Liens and security interests are valid and subsisting and secure all of the Obligations (including, without limitation, all additional Obligations hereafter arising or incurred pursuant to or in connection with the Credit Agreement or any other Loan Document), and agrees that this Amendment shall in no manner impair or otherwise adversely affect such obligations, Liens or security interests.

3.    Effectiveness. This Amendment shall become effective as of the Effective Date upon (i) the execution and deliver of this Amendment by each of the parties hereto, and (ii) payment in full by Borrower to Administrative Agent of the Amendment Fee (as hereinafter defined).

4.    Representations and Warranties. The Loan Parties represent and warrant to Lenders and Administrative Agent that: (a) no consent or approval of, or exemption by any Person is required to authorize, or is otherwise required in connection with the execution and delivery of this Amendment by the Loan Parties which has not been obtained and remains in full force and effect; and (b) as of the date hereof and after giving effect to this Amendment, each of the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects, except to the extent such representations and warranties speak as to an earlier date, in which case the same are true, correct and complete as to such earlier date.

5.    Release. EACH LOAN PARTY HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM ADMINISTRATIVE AGENT OR THE LENDERS. EACH LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES ADMINISTRATIVE AGENT AND THE LENDERS, THEIR RESPECTIVE AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, ASSERTED OR UNASSERTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH LOAN PARTY MAY NOW OR HEREAFTER (WHETHER OR NOT PRESENTLY SUSPECTED, CONTEMPLATED OR ANTICIPATED) HAVE AGAINST ANY OF THE RELEASED PARTIES, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE CREDIT AGREEMENT AND/OR THE OTHER LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

EACH LOAN PARTY, ON BEHALF OF ITSELF AND ITS SUCCESSORS, ASSIGNS AND OTHER LEGAL REPRESENTATIVES, HEREBY ABSOLUTELY, UNCONDITIONALLY AND IRREVOCABLY, COVENANTS AND AGREES WITH AND IN FAVOR OF EACH OF THE RELEASED PARTIES THAT IT WILL NOT SUE (AT LAW, IN EQUITY, IN ANY REGULATORY PROCEEDING OR OTHERWISE) ANY RELEASED PARTY ON THE BASIS OF ANY CLAIM RELEASED, REMISED AND DISCHARGED BY THE LOAN PARTIES PURSUANT TO THIS

SECTION 5. IF ANY LOAN PARTY OR ANY OF ITS SUCCESSORS, ASSIGNS OR OTHER LEGAL REPRESENTATIVES VIOLATES THE FOREGOING COVENANT, THE LOAN PARTIES AND THEIR SUCCESSORS, ASSIGNS AND LEGAL REPRESENTATIVES SHALL PAY, IN ADDITIONAL TO SUCH OTHER DAMAGES AS ANY RELEASED PARTY MAY SUSTAIN AS A RESULT OF SUCH VIOLATION, ALL ATTORNEYS’ FEES AND COSTS INCURRED BY ANY RELEASED PARTY AS A RESULT OF SUCH VIOLATION.

IN ENTERING INTO THIS AMENDMENT, THE LOAN PARTIES HAVE CONSULTED WITH, AND HAVE BEEN REPRESENTED BY, LEGAL COUNSEL AND EXPRESSLY DISCLAIM ANY RELIANCE ON ANY REPRESENTATIONS, ACTS OR OMISSIONS BY ANY OF THE RELEASED PARTIES AND HEREBY AGREE AND ACKNOWLEDGE THAT THE VALIDITY AND EFFECTIVENESS OF THE RELEASES SET FORTH IN THIS SECTION 5 DO NOT DEPEND IN ANY WAY ON ANY SUCH REPRESENTATIONS, ACTS AND/OR OMISSIONS OR THE ACCURACY, COMPLETENESS OR VALIDITY THEREOF. THE PROVISIONS OF THIS SECTION 5 SHALL SURVIVE THE TERMINATION OF THE CREDIT AGREEMENT AND PAYMENT IN FULL OF THE OBLIGATIONS.

6.    Fees and Expenses. On the Effective Date, Borrower shall pay to the Administrative Agent, for the ratable account of the Lenders, a non-refundable amendment fee in the amount of $125,000, which fee shall be fully earned on the Effective Date and shall not reduce or be applied against the outstanding Obligations. The Borrower shall pay all reasonable and documented costs and expenses of the Lenders in connection with the preparation, execution and delivery of this Amendment (including attorneys’ fees).

7.    No Third Party Beneficiaries. This Amendment and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and their respective successors and assigns. No other person shall have or be entitled to assert rights or benefits under this Amendment.

8.    Entirety. This Amendment (together with the Credit Agreement and the Loan Documents) embodies the entire agreement among the Loan Parties, Administrative Agent and Lender and supersedes all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

9.    Counterparts; Facsimile Delivery. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original. Delivery of an executed counterpart of this Amendment by facsimile or electronic transmission shall be effective as an original.

10.    Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York applicable to contracts made and to be performed entirely within such state, without regard to conflict of laws principles.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

LOAN PARTIES:	QUMU CORPORATION, as Borrower

	By:	/s/ Peter J. Goepfrich
	Name:	Peter J. Goepfrich
	Title:	CFO

QUMU, INC., as Guarantor
	By:	/s/ Peter J. Goepfrich
	Name:	Peter J. Goepfrich
	Title:	CFO

LENDER:
HCP-FVD, LLC
	By:	/s/ Martin Hale, Jr.
	Name:	Martin Hale, Jr.
Title:

ADMINISTRATIVE AGENT:
HALE CAPITAL PARTNERS, LP
	By:	/s/ Martin Hale, Jr.
	Name:	Martin Hale, Jr.
Title:

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